              AMENDMENT OF AGRICULTURAL CREDIT AGREEMENT

This Amendment of Agricultural Credit Agreement ("Amendment") is made and entered into this 25th day of June, 1997 by and between SANWA BANK CALIFORNIA (the "Bank") and SCHEID VINEYARDS INC. (the "Borrower") with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain agricultural credit agreement between the parties hereto and dated as of June 4, 1997, as it may have been or be amended from time to time, and any and all addenda, riders, exhibits and schedules thereto (collectively, the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend, amend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1. REVISED ASSUMPTION AGREEMENT.  The dollar amount contained in section
6.17 of the Agreement, which is currently $1,560,000.00, is hereby modified and changed to be $2,835,000.00.

2. INCORPORATION INTO AGREEMENT. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Agreement shall mean and be referenced to the Agreement as amended by this Amendment.

3. NO WAIVER. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Agreement.

4. CONFIRMATION OF OTHER TERMS AND CONDITIONS. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement which are unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK:                                           BORROWER:

SANWA BANK CALIFORNIA                           SCHEID VINEYARDS CALIFORNIA INC.
                                                 FKA SCHEID VINEYARDS INC.

By: /s/ Steven R. Edmonston                      By: /s/ Alfred G. Scheid
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    Steven R. Edmonston, Authorized Officer          Alfred G. Scheid, President


                                                 By: /s/ Ernest M. Brown
                                                     ---------------------------
                                                     Ernest M. Brown, Secretary